UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

PINGTAN MARINE ENTERPRISE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC, 350001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 86-10-6569-3988

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

On November 4, 2014, ,the Audit Committee of the Board of Directors of Pingtan Marine Enterprise., Ltd. (the “Company”, “us”, “we”), (“our”) concluded that certain of the Company’s consolidated financial statements could no longer be relied upon and the Company needs to correct the following consolidated financial statements to reflect these errors:

• our audited consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of income and comprehensive income for the years ended December 31, 2013 and 2012.

• our unaudited consolidated balance sheet as of September 30, 2013 and the related condensed consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2013.

• our unaudited condensed consolidated balance sheets as of June 30, 2014 and 2013 and the related condensed consolidated statements of income and comprehensive income for the three and six months ended June 30,. 2014 and 2013.

• our unaudited condensed consolidated balance sheets as of March 31, 2014 and 2013 and the related condensed consolidated statements of income and comprehensive income for the three months ended March 31,. 2014 and 2013.

The Company, including the Audit Committee of the Board of Directors, has discussed these matters with the Company’s previous independent registered public accounting firm, UHY VOCATION HK CPA LIMITED.

We shall file an amended 10-K report for the year ended December 31, 2013. The amended Annual Report on Form 10-K/A of Pingtan Marine Enterprise Ltd for the year ended December 31, 2013 will reflect the restatement of our consolidated financial statements as of December 31, 2013 and 2012 and for the years ended December 31, 2013 and.2012.

.

We will file amended 10-Q reports for the periods ended June 30, 2014 and March 31, 2014. The amended Quarterly Reports on Form 10-Q/A of Pingtan Marine Enterprise Ltd for the periods ended June 30, 2014 and March 31, 2014 will reflect the restatement of our unaudited consolidated financial statements as of June 30, 2014 and March 31, 2014, and for the three and six months ended June 30, 2014 and 2013, and for the three months ended March 31, 2014 and 2013.

The Quarterly Reports on Form 10-Q of Pingtan Marine Enterprise Ltd for the period ended September 30. 2014 will reflect the restatement of our unaudited consolidated financial statements for the three and nine months ended September 30, 2013.

The effect of this restatement in the Company’s consolidated financial statements at December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012 are summarized and shown in the tables as follows:

The Company’s consolidated financial statements will be restated as of December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012. We incorrectly reflected certain balances of China Growth Equity Investments Ltd. in our consolidated financial statements at December 31, 2012 that should have been reflected as part of the recapitalization of the Company on the effective date of the share exchange agreement that occurred on February 25, 2013. Accordingly, we will amend our consolidated financial statements for the year ended December 31, 2013 and 2012 to only reflect the historical consolidated financial statements of CDGC and Merchant Supreme as the accounting acquirer prior to February 25. 2013 and the consolidated financial statements of PME, CDGC and Merchant Supreme and related subsidiaries for all periods subsequent to the closing date.

In summary, the effect of such restatement at December 31, 2012 and for the year ended December 31, 2012 was primarily to reduce cash by $3,565,355 for the amount of cash acquired on the merger date of February 25, 2013, to increase net income by $2,376,347 by reducing general administrative expense for amounts related to accounting acquiree prior to the merger date, to increase net income and property and equipment by $606,335 due to the reduction of depreciation expense and an increase in capitalized interest, and to remove additional paid-in capital related to the accounting acquiree of approximately $5.9 million.

Additionally, we restated our consolidated financial statements as of December 31, 2013 and for the year ended December 31, 2103 to:

a)	adjust the prepaid vessel rights to the historical cost of the vessels leased which is the historical cost of the 20 vessels on the books of Hong Long, to reflect the historical cost of the 20 leased vessels as a capital lease and reclassify such amounts to property, plant and equipment, to adjust the related depreciation and amortization expense, and to reflect any excess amounts paid for the leased operating rights as a capital distribution pursuant to ASC 805-50;
b)	clarify certain disclosures related to the acquisition of 46 vessels from a related party in June 2013 and disclosure related to the acquisition of operating license rights to 20 vessels in December 2013 from a related party; and,.
c)	to record other miscellaneous adjustments such as the reclassification of certain balance sheet items and adjustment to adjust depreciation expense.

In summary, the effect of such restatement at December 31, 2013 and for the year ended December 31, 2013 was to reduce total assets by approximately $188 million primarily related to the adjustment of prepaid vessel rights to the historical cost of the vessels leased which is the historical cost of the 20 vessels on the books of Hong Long and to reflect the historical cost of the 20 leased vessels as a capital lease and reclassify such amounts to property, plant and equipment, to reduce liabilities by $1.3 million, and a related reduction of stockholders’ equity by $187 million.

The restatement had a positive impact on the consolidated statement of income for all affected periods. For the year ended December 31, 2013, net income from continuing operations increased by approximately $1.6 million, or $0.01 per basic and diluted share, to $47.1 million, or $0.60 per basic and diluted share.

Accordingly, the Company’s consolidated balance sheets at December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012, the consolidated statements of income and comprehensive income (loss) and statement of cash flows have been restated herein. The effect of correcting these error in the Company’s consolidated financial statements at December 31, 2013 and 2012 and for the years ended December 31, 2013 and 2012 are shown in the tables as follows:

Condensed consolidated balance sheet data	December 31, 2012
	As previously reported	Adjustments to Restate		Restated
Cash	$10,426,140	$(3,565,355)	(a)	$6,860,785
Prepaid expenses	410,966	(24,000)	(a)	386,966
Total Current Assets	437,448,840	(3,589,355)	(a)	433,859,485
Property, plant and equipment	37,141,906	606,335		37,748,241
Total Assets	$484,009,837	$(2,983,020)		$481,026,817

Accrued liabilities and other payables	1,033,784	(18)	(a)	1,033,766
Total Current Liabilities	67,021,530	(18)		67,021,512
Total Liabilities	83,710,851	(18)		83,710,833

Stockholders’ Equity:
Ordinary shares ($0.001 par value; 225,000,000 shares authorized; 77,215,000 shares issued and outstanding at December 31, 2012)	79,055	(1,840)	(a)	77,215
Additional paid-in capital	141,381,098	(5,953,916)	(a)	135,427,182
Retained earnings	217,224,220	2,972,754	(a)	220,196,974
Total Stockholders’ Equity	400,298,986	(2,983,002)		397,315,984
Total Liabilities and Stockholders’ Equity	$484,009,837	$(2,983,020)		$481,026,817

(a)	To properly reflect the historical consolidated financial statements of CDGC and Merchant Supreme as the accounting acquirer prior to February 25. 2013 and the consolidated financial statements of PME, CDGC and Merchant Supreme and related subsidiaries for all periods subsequent to the closing date and to reflect other miscellaneous adjustments.

Condensed consolidated statement of income and comprehensive income:	For the Year ended December 31, 2012
	As previously reported	Adjustments to Restate		Restated
Cost of revenue	$41,876,140	$(305,668)		$41,570,472
Gross profit	25,585,328	305,668		25,890,996
General and administrative expenses	2,839,848	(2,376,347)	(a)	463,501
Operating income	22,097,630	2,682,015		24,779,645
Interest expense	(3,176,920)	300,667		(2,876,253)
Net income from continuing operations	21,297,586	2,982,682		24,280,268
Consolidated net income	$105,792,014	$2,982,682		$108,774,696
Comprehensive income	$109,904,896	$2,982,682		$112,887,578

Basic and diluted earnings per share
- From continuing operations	$0.27	$0.05		$0.32
- From discontinued operations	1.07	0.02		1.09
- Net income	$1.34	$0.07		$1.41

Weighted average number of ordinary shares outstanding
- Basic and diluted	79,055,053	(1,840,053)		77,215,000

(a)	To properly reflect the historical consolidated financial statements of CDGC and Merchant Supreme as the accounting acquirer prior to February 25. 2013 and the consolidated financial statements of PME, CDGC and Merchant Supreme and related subsidiaries for all periods subsequent to the closing date and to reflect other miscellaneous adjustments.

Condensed consolidated statement of cash flows	For the Year ended December 31, 2012
	As previously reported	Adjustments to Restate		Restated
Cash flows from operating activities:
Net income	$105,792,014	$2,982,682	(a)	108,774,696
Income from continuing operations	21,297,586	2,982,682		24,280,268
Depreciation of property, plant and equipment	2,983,086	(305,668)	(a)	2,677,418
Accrued liabilities and other payables	763,533	14,054	(a)	777,587
Net cash provided by operating activities from continuing operations	42,558,162	2,691,068		45,249,230
Cash flows from investing activities:
Purchase of property, plant and equipment	(33,692,090)	(300,667)	(a)	(33,992,757)
Net cash used in investing activities from continuing operations	(77,050,831)	(300,667)		(77,351,498)
Cash flows from financing activities:
Cash acquired in recapitalization	5,955,756	(5,955,756)	(a)	-
Net cash provided by financing activities from continuing operations	43,107,542	(5,955,756)		37,151,786

Net increase in cash	61,284,375	(3,565,355)		57,719,020
Cash at the beginning of year	114,204,340	-		114,204,340
Cash at the end of year	$175,488,715	$(3,565,355)		$171,923,360

(a)	To properly reflect the historical consolidated financial statements of CDGC and Merchant Supreme as the accounting acquirer prior to February 25. 2013 and the consolidated financial statements of PME, CDGC and Merchant Supreme and related subsidiaries for all periods subsequent to the closing date and other miscellaneous adjustments.

Condensed consolidated balance sheet data	December 31, 2013
	As previously reported	Adjustments to Restate		Restated
Prepaid expenses	$2,380,874	$1,928,700	(c)	$4,309,574
Total Current Assets	28,778,004	1,928,700		30,706,704
Other Assets
Other receivables	1,213,440	(1,213,440)	(c)	-
Prepaid fixed assets deposits	1,928,700	32,056,448	(c)	33,985,148
Prepaid operating license rights	215,381,356	(215,381,356)	(b)	-
Property, plant and equipment, net	107,178,269	(5,207,562)	(b)(c)	101,970,707
Total Other Assets	329,170,718	(189,745,910)		139,424,808
Total Assets	$357,948,722	$(187,817,210)		$170,131,512

Accrued liabilities and other payables	3,851,047	792,225	(c)	4,643,272
Deferred income	1,733,485	(1,213,440)	(c)	520,045
Total Current Liabilities	51,211,565	(421,215)		50,790,350
Total Liabilities	105,711,292	(421,215)		105,290,077

Stockholders’ Equity:
Additional paid-in capital	-	117,525,377	(b)	117,525,377
Statutory reserves	22,410,773	(15,997,881)	(b)	6,412,892
Retained earnings (deficit)	199,341,512	(262,995,957)	(c)(b)	(63,654,445)
Accumulated other comprehensive income	30,406,090	(25,927,534)	(b)	4,478,556
Total Stockholders’ Equity	252,237,430	(187,395,995)		64,841,435
Total Liabilities and Stockholders’ Equity	$357,948,722	$(187,817,210)		$170,131,512

(b)	adjust the prepaid vessel rights to the historical cost of the vessels leased which is the historical cost of the 20 vessels on the books of Hong Long, to reflect the historical cost of the 20 leased vessels as a capital lease and reclassify such amounts to property, plant and equipment, to adjust the related depreciation and amortization expense, and to reflect any excess amounts paid for the leased operating rights as a capital distribution pursuant to ASC 805-50;
(c)	To record other miscellaneous adjustments such as the reclassify certain balance sheets items and adjustment to adjust depreciation expense.

Condensed consolidated statement of income and comprehensive income:	For the Year ended December 31, 2013
	As previously reported	Adjustments to Restate		Restated
Cost of revenues	$75,760,033	(776,743)	(b)(c)	$74,983,290
Gross profit	46,907,736	776,743		47,684,479
Operating income	42,097,821	776,743		42,874,564
Interest expense	(4,171,989)	870,293	(c)	(3,301,696)
Total other income/(expense)	3,390,937	870,293		4,261,230
Net income from continuing operations	45,488,758	1,647,036		47,135,794
Consolidated net income	$97,399,420	$1,647,036		$99,046,456
Comprehensive Income	$105,577,539	$1,663,962		$107,241,501

Basic and diluted earnings per share
- From continuing operations	$0.58	$0.01		$0.60
- From discontinued operations	0.65	0.03		0.66
- Net income	$1.23	$0.04		$1.26

Weighted average number of ordinary shares outstanding
- Basic and diluted	79,055,053	(282,310)		78,772,743

(a)	adjust the prepaid vessel rights to the historical cost of the vessels leased which is the historical cost of the 20 vessels on the books of Hong Long, to reflect the historical cost of the 20 leased vessels as a capital lease and reclassify such amounts to property, plant and equipment, to adjust the related depreciation and amortization expense, and to reflect any excess amounts paid for the leased operating rights as a capital distribution pursuant to ASC 805-50;
(b)	To record other miscellaneous adjustments such as the reclassify certain balance sheets items and adjustment to adjust depreciation and interest expense.

Condensed consolidated statement of cash flows	For the Year ended December 31, 2013
	As previously reported	Adjustments to Restate	Restated
Cash flows from operating activities:
Net income	$97,399,420	$1,647,036	$99,046,456
Income from continuing operations	45,488,758	1,647,036	47,135,794
Depreciation of property, plant and equipment	3,297,751	(903,059)	2,394,692
Amortization of operating license rights	720,339	(720,339)	-
Notes receivable (banker's acceptances)	-	3,745,196	3,745,196
Accrued liabilities and other payables	2,737,334	846,655	3,583,989
Net cash provided by operating activities from continuing operations:	47,651,313	4,615,489	52,266,802

Cash flows from investing activities
Purchase of property, plant and equipment	(256,831,561)	(870,293)	(257,701,854)
Net cash used in investing activities from continuing operations	(335,642,367)	(870,293)	(336,512,660)
Cash flows from financing activities:
Cash acquired in recapitalization	-	3,565,355	3,565,355
Repayment of short-term loans	(60,613,140)	(3,745,196)	(64,358,336)
Net cash provided by financing activities from continuing operations	31,327,336	(179,841)	31,147,495

Net decrease in cash	$(167,332,116)	$3,565,355	$(163,766,761)

Item 7.01  Regulation FD Disclosure.

On November 6, 2014, the Company issued a press release discussing the restatement of its consolidated financial statements for the years ended December 31, 2013 and 2012, for the quarterly periods ended March 31, 2014 and 2013 and June 30, 2014 and 2013, and announcing a conference call on Tuesday, November 11, 2014 to discuss financial results for the quarter ended September 30, 2014. A copy of the press release is included as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued on November 6, 2014 relating to financial statement restatement and announcing conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pingtan Marine Enterprise Ltd.

By:	/s/ Roy Yu
	Name:	Roy Yu
	Title:	Chief Financial Officer

Date: November 6, 2014